                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   April 18, 2003
                                             --------------


BTU INTERNATIONAL, INC.
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(Exact name of registrant as specified in its chapter)


      DELAWARE                               0-17297                  04-2781248
---------------------------               -------------         ---------------------
(State or other jurisdiction               (Commission              (IRS Employer
    of incorporation                        File Number)          Identification No.)

23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS             01862
---------------------------------------------         ------------
(Address of principal executive offices)              (Zip Code)
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Registrant's telephone number, including area code (978) 667-4111
                                                   ---------------


NOT APPLICABLE
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(Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(C)      The following exhibits are being furnished herewith:.

99.1     News release, dated April 15, 2003, of BTU International, Inc.








ITEM 9.  Regulation FD Disclosure (Information provided under Item 12 -
         Results of Operations and Financial Condition).

The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No.
33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 15, 2003, BTU International Inc. issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BTU INTERNATIONAL, INC.
                                            (Registrant)

Date :   APRIL 18, 2003                 By: /s/ Thomas P. Kealy
                                            -------------------
                                        Thomas P. Kealy
                                        Vice President, Corporate Controller and
                                        Chief Accounting Officer (principal
                                        financial and accounting officer)
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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         ------            ----------------------

99.1     News release, dated April 15, 2003, of BTU International, Inc.
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